Exhibit 10.1

THIS COMMON SHARE PURCHASE AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSON(S) WHO ARE NOT U.S. PERSON(S) (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

NONE OF THE SECURITIES TO WHICH THIS COMMON SHARE PURCHASE AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

COMMON SHARE PURCHASE AGREEMENT

THIS AGREEMENT, dated as of July 7, 2025, is entered into by and between LYTUS TECHNOLOGIES HOLDINGS PTV. LTD., a British Virgin Islands company (the “Company”), and [    ] (as defined below) (the “Purchaser”).

A. The Company and the Purchaser are executing and delivering this Agreement in reliance upon the exemption from the registration requirements of the Securities Act provided by Regulation S (“Regulation S”) promulgated by the United States Securities and Exchange Commission (the “SEC”) and/or Section 4(a)(2) of the Securities Act. The parties hereto acknowledge that the offer and sale of the securities contemplated herein have not been registered under the Securities Act and are being conducted in compliance with such exemptions.

B. The Purchaser desires to purchase and the Company desires to issue and sell, upon the terms and conditions set forth in this Agreement, 482,500,000 common shares, par value $0.01 per share, of the Company (the “Common Shares”).

NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:

1. Purchase and Sale of the Common Shares.

1.1 Purchase of the Common Shares. The Company shall issue and sell to the Purchaser and the Purchaser shall purchase from the Company the Common Shares, subject to the Beneficial Ownership Limitation (as defined below). In consideration thereof, the Purchaser shall pay the Purchase Price (as defined below) to the Company.

1.2 Form of Payment. On the Closing Date (as defined below), the Purchaser shall pay the Purchase Price to the Company via wire transfer of immediately available funds against delivery of the Common Shares

1.3 Closing Date. Subject to the satisfaction (or written waiver) of the conditions set forth in Section 4 and Section 5 below, the closing of the transactions contemplated by this Agreement (the “Closing”) shall be 10:00 a.m., New York time, on the first (1st) business day on which the conditions to the Closing set forth in Section 4 and 5 below are satisfied or waived (or such other date and time as is mutually agreed to by the Company and the Purchaser) (the “Closing Date”). The Closing shall be conducted remotely via the electronic exchange of documents and signatures, unless otherwise agreed by the Company and the Purchaser.

1.4 Purchase Price. The “Purchase Price” for the Common Shares offered and sold pursuant to this Agreement shall be US$7,720,000.

2. Purchaser’s Representations and Warranties. The Purchaser represents and warrants to the Company that as of the date hereof and as of the Closing Date:

2.1 Organization. If the Purchaser is a company, it shall be duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its formation, with full right, or similar power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder.

2.2 Authority. The Purchaser has the requisite power and authority to enter into and perform this Agreement and to purchase the Common Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by the Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate, partnership or limited liability company action, and no further consent or authorization of the Purchaser or its board of directors, stockholders, partners, members, or managers, as the case may be, is required. This Agreement has been duly authorized, executed and delivered by the Purchaser and constitutes, or shall constitute when executed and delivered, a valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with the terms hereof.

2.3 Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms. The Common Shares to be acquired by the Purchaser will be acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Purchaser further represents that it does not presently have any contract, undertaking, agreement or arrangement with any individual, corporation, partnership, limited liability company, joint venture, trust or other entity (“Person”) to sell, transfer or grant participations to any Person, with respect to any of the Common Shares.

2.4 Experience of Purchaser. The Purchaser, either alone or together with its representatives, has such knowledge, sophistication, and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, and has so evaluated the merits and risks of such investment.

2.5 Ability to Bear Risk. The Purchaser understands and agrees that the purchase of the Common Shares is a high risk investment and that the Purchaser is able to afford and bear an investment in a speculative venture having the risks and objectives of the Company, including a risk of total loss of such investment. The Purchaser must bear the substantial economic risks of the investment in the Common Shares indefinitely because the Common Shares may not be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration(s) is available.

2.6 Disclosure of Information. The Purchaser has been given access to full and complete information regarding the Company and has utilized such access to the Purchaser’s satisfaction for the purpose of obtaining such information regarding the Company as the Purchaser has reasonably requested. In particular, the Purchaser: (i) has received and thoroughly read and evaluated all the disclosures contained in this Agreement; and (ii) has been given a reasonable opportunity to review such documents as the Purchaser has requested and to ask questions of, and to receive answers from, representatives of the Company concerning the Common Shares and the business and affairs of the Company and to obtain any additional information concerning the Company’s business to the extent reasonably available so as to understand more fully the nature of this investment and to verify the accuracy of the information supplied. The Purchaser is satisfied that it has received adequate information with respect to all matters which it considers material to its decision to make this investment.

2.7 Restricted Common Shares. The Purchaser understands that the Common Shares have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act, which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Common Shares are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Common Shares indefinitely unless they are registered with the SEC and qualified by all applicable state authorities, or an exemption from such registration and qualification requirements is available. Except as otherwise provided herein, the Purchaser acknowledges that the Company has no obligation to register or qualify the Common Shares with the SEC or any state securities regulatory authority. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period of the Common Shares, or requirements relating to Company that are outside of the Purchaser’s control, and which Company is under no obligation, and may not be able, to satisfy.

2.8 Beneficial Ownership. The Purchaser acknowledges that its agreement to purchase the number of Common Shares pursuant to this Agreement will not result in the Purchaser (including its Affiliates (as defined under Rule 405 of the Securities Act) and any Person acting as a group together with Purchaser) acquiring, or obtaining the right to acquire, more than 9.99% of the Common Shares outstanding immediately after giving effect to such agreement, and to the purchase and sale of such Common Shares (the “Beneficial Ownership Limitation”). c

2.9 Use of Proceeds. The Purchaser acknowledges the Company may use the net proceeds from the transaction contemplated by this Agreement for working capital and other purposes as approved by the board of directors of the Company.

2.10 Trading Restrictions. The Purchaser has been independently advised as to the restrictions with respect to trading the Common Shares and with respect to the resale restrictions imposed by applicable securities laws, hereby confirms that no representation has been made to it by or on behalf of the Company with respect thereto, hereby acknowledges the risks relating to an investment therein and of the fact that it may not be able to resell the Common Shares except in accordance with limited exemptions under applicable securities legislation and regulatory policy until expiry of the applicable restriction period and compliance with the other requirements of applicable law, that the Purchaser (or others for whom it is contracting hereunder) is solely responsible to find out what these restrictions are and that the Purchaser is solely responsible (and not the Company) for compliance with applicable resale restrictions and that the Purchaser is aware that it may not be able to resell the Common Shares except in accordance with limited exemptions under applicable securities laws, and it agrees that any certificates representing the Common Shares may bear a legend indicating that the resale of such securities is restricted.

2.11 Holding Periods. The Purchaser is solely responsible (and not the Company) for compliance with all applicable hold periods and resale restrictions to which the Common Shares are subject.

2.12 Regulation S Exemption. The Purchaser acknowledges and agrees that none of the Common Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the Securities Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, and in each case only in accordance with applicable state securities laws. The Purchaser understands that the Common Shares are being offered and sold to it in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S and/or Section 4(a)(2) of the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Common Shares. In this regard, the Purchaser represents, warrants and agrees that:

(a) The Purchaser is not a U.S. Person and is not an affiliate (as defined in Rule 501(b) under the Securities Act) of the Company and is not acquiring the Common Shares for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

(A)	any natural person resident in the United States of America;

(B)	any partnership, limited liability company, corporation or other entity organized or incorporated under the laws of the United States of America;

(C)	any estate of which any executor or administrator is a U.S. Person;

(D)	any trust of which any trustee is a U.S. Person;

(E)	any agency or branch of a foreign entity located in the United States of America;

(F)	any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G)	any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H)	any partnership, company, corporation or other entity if:

(1)	organized or incorporated under the laws of any foreign jurisdiction; and

(2)	formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited Purchasers (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(b) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Purchaser was domiciled and deemed a resident of a jurisdiction that is outside of the United States and/or is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D promulgated by the SEC under the Securities Act).

(c) The Purchaser realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Purchaser has in mind merely acquiring the Common Shares for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Purchaser does not have any such intention.

(d) The Purchaser will not, during the period commencing on the date of issuance of the Common Shares and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Common Shares in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(e) The Purchaser will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Common Shares only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(f) The Purchaser was not in the United States engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Common Shares, including without limitation, any put, call or other option transaction, option writing or equity swap.

(g) Neither the Purchaser nor or any person acting on its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Common Shares and the Purchaser and any person acting on its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

(h) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(i) Neither the Purchaser nor any person acting on its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Common Shares. The Purchaser agrees not to cause any advertisement of the Common Shares to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Common Shares, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

2.13 No Advertisements or Direct Selling Effort. The Purchaser is not receiving the Common Shares as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or via the Internet, or presented at any seminar or meeting. The Purchaser has not acquired the Common Shares as a result of, and will not engage in, any “directed selling efforts” (as defined in Regulation S) in the United States in respect of any of the Common Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Common Shares; provided, however, that the Purchaser may sell or otherwise dispose of any of the Common Shares pursuant to registration of any of the Common Shares pursuant to the Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein.

2.14 Legend. The Purchaser acknowledges and agrees that the Common Shares shall bear a restricted legend, in the form and substance as set forth in Section 6 hereof, disclosing the prohibition on the offer, sale, pledge or transfer of the Common Shares, except (i) pursuant to an effective registration statement filed under the Securities Act, (ii) in accordance with the applicable provisions of Regulation S, promulgated under the Securities Act, (iii) pursuant to an exemption from registration provided by Rule 144 under the Securities Act (if available), and (iv) pursuant to any other exemption from the registration requirements of the Securities Act or for estate planning purposes (subject to any escrow restrictions).

2.15 Economic Considerations. The Purchaser is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Purchaser has relied solely on its own advisors.

2.16 Compliance with Laws. Any resale of the Common Shares during the “distribution compliance period” as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Common Shares in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Purchaser will not offer to sell or sell the Common Shares in any jurisdiction unless the Purchaser obtains all required consents, if any.

2.17 General. The Purchaser understands that the Common Shares are being offered and sold in reliance on a transactional exemption from the registration requirements of U.S. federal and state securities laws and the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Purchaser set forth herein in order to determine the applicability of such exemptions and the suitability of the Purchaser to acquire the Common Shares.

3. Company’s Representations and Warranties.

3.1 The Company represents and warrants to the Purchaser that as of the date hereof and as of the Closing Date: (i) the Company is duly organized, validly existing and in good standing under the laws of its state of incorporation and has the requisite corporate or company power to own its properties and to carry on its business as now being conducted; (ii) the Company is duly qualified as a foreign entity to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary; (iii) the transactions contemplated hereby have been duly and validly authorized by the Company and all necessary actions have been taken; (iv) this Agreement has been duly executed and delivered by the Company and constitute the valid and binding obligations of the Company enforceable in accordance with their terms; (v) the execution and delivery of this Agreement by the Company, the issuance of the Common Shares in accordance with the terms hereof, and the consummation by the Company of the other transactions contemplated by this Agreement do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (a) the Company’s formation documents, each as currently in effect, (b) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including, without limitation, any listing agreement for the Common Shares, or (c) any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal, state or foreign regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of the Company’s properties or assets; (vi) no further authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the stockholders or any lender of the Company is required to be obtained by the Company for the issuance of the Common Shares to the Purchaser or the entering into this Agreement; (vii) none of the Company’s filings with the SEC contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading; (viii) in the twelve (12) months preceding the date hereof, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company with the SEC under the Common Shares Exchange Act of 1934, as amended (the “1934 Act”), on a timely basis or has received a valid extension of such time of filing and has filed any such report, schedule, form, statement or other document prior to the expiration of any such extension; (ix) there is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or non-governmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a material adverse effect on the Company or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement; (x) the Company has not consummated any financing transaction that has not been disclosed in a periodic filing or current report with the SEC under the 1934 Act; (xi) the Company is not, nor has it been at any time in the previous twelve (12) months, a “shell company,” as such type of “issuer” is described in Rule 144(i)(1) under the Securities Act; (xii) with respect to any commissions, placement agent or finder’s fees or similar payments that will or would become due and owing by the Company to any person or entity as a result of this Agreement or the transactions contemplated hereby (“Broker Fees”), any such Broker Fees will be made in full compliance with all applicable laws and regulations and only to a person or entity that is a registered investment adviser or registered broker-dealer; (xiii) when issued, the Common Shares will be duly authorized, validly issued, fully paid for and non-assessable, free and clear of all liens, claims, charges and encumbrances; (xiv) neither the Purchaser nor any of its officers, directors, stockholders, members, managers, employees, agents or representatives has made any representations or warranties to the Company or any of its officers, directors, employees, agents or representatives except as expressly set forth in this Agreement and, in making its decision to enter into the transactions contemplated by this Agreement, the Company is not relying on any representation, warranty, covenant or promise of the Purchaser or its officers, directors, members, managers, employees, agents or representatives other than as set forth in this Agreement; and (xv) the Company acknowledges that the State of New York has a reasonable relationship and sufficient contacts to the transactions contemplated by this Agreement and any dispute that may arise related thereto such that the laws and venue of the State of New York, as set forth more specifically in Section 8.2 below, shall be applicable to this Agreement and the transactions contemplated herein.

3.2 Assuming the accuracy of the representations and warranties of the Purchaser contained in Section 2 hereof, the offer, issue, and sale of the Common Shares are and will be exempt from the registration and prospectus delivery requirements of the Securities Act and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

4. Conditions to the Company’s Obligation to Sell. The obligation of the Company hereunder to issue and sell the Common Shares to the Purchaser at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions:

4.1 The Purchaser shall have executed this Agreement and delivered the same to the Company.

4.2 The Purchaser shall have delivered the Purchase Price to the Company in accordance with Section 1.2 above.

4.3 The representations and warranties of the Purchaser in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all material respects as of such date.

4.4 The Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Purchaser at or prior to the Closing.

5. Conditions to the Purchaser’s Obligation to Purchase. The obligation of the Purchaser hereunder to purchase the Common Shares at the Closing is subject to the satisfaction, on or before the Closing Date, of each of the following conditions, provided that these conditions are for the Purchaser’s sole benefit and may be waived by the Purchaser at any time in its sole discretion:

5.1 The Company shall have executed this Agreement and delivered the same to the Purchaser.

5.2 Each of the representations and warranties of the Company in this Agreement shall be true and correct in all respects as of the date when made and as of the Closing Date as though made at that time, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

5.3 The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

6. Legends. Each certificate representing the Common Shares shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THESE SECURITIES ARE BEING OFFERED TO PURCHASER(S) WHO ARE NOT U.S. PERSON(S) (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT (“REGULATION S”).”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGATED UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

7. The parties hereto agree that entering into this Agreement shall not cause the Purchaser (or its Affiliates and any Person acting as a group together with Purchaser) to exceed the Beneficial Ownership Limitation. The Purchaser acknowledges and agrees that it shall, on and after the date of this Agreement, only hold such number of Common Shares and other securities of the Company as shall not cause such Purchaser’s holdings, in the aggregate, to exceed the Beneficial Ownership Limitation. The Purchaser may from time to time request records from the Company for the purpose of maintaining such Beneficial Ownership Limitation.

8. Miscellaneous. The provisions set forth in this Section 8 shall apply to this Agreement; provided, however, that in the event there is a conflict between any provision set forth in this Section 8 and any provision in any other Transaction Document, the provision in such other Transaction Document shall govern.

8.1 Specific Enforcement. The Company and the Purchaser each acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof or thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

8.2 Governing Law; Venue. Each of the Company and the Purchaser (i) hereby irrevocably submits to the jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in New York county for the purposes of any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby and (ii) hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Each of the Company and the Purchaser consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing in Sections 8.1 and 8.2 shall affect or limit any right to serve process in any other manner permitted by law. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

8.3 Counterparts. Each Transaction Document may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. The parties hereto confirm that any electronic copy of another party’s executed counterpart of a Transaction Document (or such party’s signature page thereof) will be deemed to be an executed original thereof.

8.4 Headings. The headings of this Agreement are for convenience of reference only and shall not form part of, or affect the interpretation of, this Agreement.

8.5 Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform to such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

8.6 Entire Agreement. This Agreement contains the entire understanding of the parties hereto with respect to the matters covered herein and, except as specifically set forth herein, neither the Company nor the Purchaser makes any representation, warranty, covenant or undertaking with respect to such matters. For the avoidance of doubt, all prior term sheets or other documents between the Company and the Purchaser, or any affiliate thereof, related to the transactions contemplated herein (collectively, “Prior Agreements”), that may have been entered into between the Company and the Purchaser, or any affiliate thereof, are hereby null and void and deemed to be superseded in their entirety by this Agreement. To the extent there is a conflict between any term set forth in any Prior Agreement and the terms of this Agreement, this Agreement shall govern.

8.7 Amendments. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by both parties hereto.

8.8 Notices. All notices, demands, consents, requests, instructions and other communications to be given or delivered or permitted under or by reason of the provisions of this Agreement or in connection with the transactions contemplated hereby shall be in writing and shall be deemed to be delivered and received by the intended recipient as follows: (i) if personally delivered, on the business day of such delivery (as evidenced by the receipt of the personal delivery service), (ii) if mailed certified or registered mail return receipt requested, two (2) business days after being mailed, (iii) if delivered by overnight courier (with all charges having been prepaid), on the business day of such delivery (as evidenced by the receipt of the overnight courier service of recognized standing), or (iv) if delivered by electronic mail, on the business day of such delivery if sent by 6:00 p.m. in the time zone of the recipient, or if sent after that time, on the next succeeding business day. If any notice, demand, consent, request, instruction or other communication cannot be delivered because of a changed address of which no notice was given (in accordance with this Section 8.8), or the refusal to accept same, the notice, demand, consent, request, instruction or other communication shall be deemed received on the second business day the notice is sent (as evidenced by a sworn affidavit of the sender). All such notices, demands, consents, requests, instructions and other communications will be sent to the following email addresses, addresses or facsimile numbers as applicable:

If to the Company:

Lytus Technologies Holdings Ptv. Ltd.

Attn: Dharmesh Pandya, CEO

Unit 1214, ONE BKC, G Bloc

Bandra Kurla Complex

Bandra East Mumbai, India 400 051

Email:

With a copy to (which copy shall not constitute notice):

Sullivan & Worcester LLP

1251 Avenue of the Americas

New York, NY 10020

Email:

If to the Purchaser:

[    ]

With a copy to (which copy shall not constitute notice):

[    ]

Attn: [    ]

[    ]

Any party hereto may from time to time change its address for notices by giving at least ten (10) days’ written notice of such changed address to the other party hereto.

8.9 Successors and Assigns. This Agreement or any of the severable rights and obligations inuring to the benefit of or to be performed by the Purchaser hereunder may be assigned by the Purchaser to a third party, including its affiliates, in whole or in part, without the need to obtain the Company’s consent thereto. The Company may not assign its rights or obligations under this Agreement or delegate its duties hereunder without the prior written consent of the Purchaser.

8.10 Survival. The representations and warranties of the Company and the agreements and covenants set forth in this Agreement shall survive the Closing hereunder notwithstanding any due diligence investigation conducted by or on behalf of the Purchaser. The Company agrees to indemnify and hold harmless the Purchaser and all its officers, directors, employees, attorneys, and agents for loss or damage arising as a result of or related to any breach or alleged breach by the Company of any of its representations, warranties and covenants set forth in this Agreement or any of its covenants and obligations under this Agreement, including advancement of expenses as they are incurred.

8.11 Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

8.12 Purchaser’s Rights and Remedies Cumulative. All rights, remedies, and powers conferred in this Agreement are cumulative and not exclusive of any other rights or remedies, and shall be in addition to every other right, power, and remedy that the Purchaser may have, whether specifically granted in this Agreement, or existing at law, in equity, or by statute, and any and all such rights and remedies may be exercised from time to time and as often and in such order as the Purchaser may deem expedient.

8.13 Waiver. No waiver of any provision of this Agreement shall be effective unless it is in the form of a writing signed by the party granting the waiver. No waiver of any provision or consent to any prohibited action shall constitute a waiver of any other provision or consent to any other prohibited action, whether or not similar. No waiver or consent shall constitute a continuing waiver or consent or commit a party to provide a waiver or consent in the future except to the extent specifically set forth in writing.

8.14 Waiver of Jury Trial. EACH PARTY TO THIS AGREEMENT IRREVOCABLY WAIVES ANY AND ALL RIGHTS SUCH PARTY MAY HAVE TO DEMAND THAT ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR IN ANY WAY RELATED TO THIS AGREEMENT, ANY OTHER TRANSACTION DOCUMENT, OR THE RELATIONSHIPS OF THE PARTIES HERETO BE TRIED BY JURY. THIS WAIVER EXTENDS TO ANY AND ALL RIGHTS TO DEMAND A TRIAL BY JURY ARISING UNDER COMMON LAW OR ANY APPLICABLE STATUTE, LAW, RULE OR REGULATION. FURTHER, EACH PARTY HERETO ACKNOWLEDGES THAT SUCH PARTY IS KNOWINGLY AND VOLUNTARILY WAIVING SUCH PARTY’S RIGHT TO DEMAND TRIAL BY JURY.

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IN WITNESS WHEREOF, each of the undersigned Purchaser and the Company have caused this Agreement to be duly executed as of the date first above written.

PURCHASER:

[ ]

By:

COMPANY:

Lytus Technologies Holdings PTV. Ltd.

By:
Dharmesh Pandya Chief Executive Officer

[Signature Page to Common Share Purchase Agreement]